UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2010


                         Harvard Illinois Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                    000-53935                 27-2238553
----------------------------     ---------------------     --------------------
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
 of incorporation)                                          Identification No.)

58 North Ayer Street, Harvard Illinois                             60033
--------------------------------------                          ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (815) 943-5261
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events
               ------------

     On April 8, 2010, Harvard Illinois Bancorp Inc. (the "Registrant") issued a press release announcing that its stock offering closed on April 8, 2010. The press release is filed as Exhibit 99.1 to this current report.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: Not Applicable.

(d)  Exhibits:

     Exhibit 99.1   Press Release dated April 8, 2010


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           HARVARD ILLINOIS BANCORP, INC.


DATE:  April 8, 2010                   By: /s/ Duffield J. Seyller III
                                           ------------------------------------
                                           Duffield J. Seyller III
                                           President and Chief Executive Officer